Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X ETF (UBOT)
(the “Fund”)

Supplement dated March 13, 2026 to the
Prospectus, dated February 27, 2026

Indxx, LLC, the provider of the Index for the Fund has revised the methodology for the Fund’s underlying index. Accordingly, effective immediately, in the Fund’s Prospectus, the first four paragraphs of the “Principal Investment Strategy” section are replaced in their entirety with the following:
The Index is designed to include common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that provide exposure to companies in developed markets and China that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robotics and automation, non-industrial robots, humanoid technology, artificial intelligence and unmanned vehicles (collectively, “Robotics & Artificial Intelligence Companies”), as defined by Indxx, LLC (the “Index Provider”).
The Index Provider defines Robotics & Artificial Intelligence Companies as follows: must have a minimum market capitalization of $300 million and a minimum average daily turnover for the last six months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. From the eligible universe, the Index Provider identifies Robotics & Artificial Intelligence Companies that generate revenue from five robotics and artificial intelligence market segments (“Segments”): (1) industrial applications of robots and robotic products and services, (2) developing and/or producing unmanned vehicles, drones and robots for both military and consumer applications, including hardware and software therefor, (3) developing robots and artificial intelligence for non-industrial applications, such as agriculture, healthcare consumer applications, and entertainment, (4) development of humanoid robots and related technology designed to replicate the human form and movement for use in non-industrial applications, such as healthcare, consumer services, entertainment and other environments built for human interaction; and (5) developing chips, software, or platforms specifically designed to enable robotics, robotic process automation, and physical artificial intelligence applications.
Finally, the top companies that derive a significant portion (greater than 50%) of their revenues from the above Segments or have stated their primary business to be in products and services focused on the above Segments by market capitalization (the “Pure Play Robotics & Artificial Intelligence Companies”) are selected to form the Index. In addition, companies identified by the Index Provider as deriving less than 50% of revenue from the eligible robotics and artificial intelligence themes but are recognized as significant contributors to the space ("Diversified Robotics & Artificial Intelligence Companies"), as well as companies identified by the Index Provider as having primary business operations in the eligible robotics and artificial intelligence themes but that do not currently generate revenues (“Pre-Revenue Robotics & Artificial Intelligence Companies”), are eligible for inclusion in the Index.
The Index may include up to 100 companies. If fewer than 100 companies qualify for inclusion, all eligible companies will be included, provided that a maximum of 10 Diversified Robotics & Artificial Intelligence Companies may be included in the Index at any time.
The Index is weighted according to a modified capitalization weighting methodology and is reconstituted and rebalanced semi-annually. During each rebalance, Diversified Robotics & Artificial Intelligence Companies are subject to an individual weight cap of 2% and an aggregate cap of 10%, Chinese companies are subject to an individual weight cap of 8% and an aggregate cap of 10%, and Pure Play Robotics & Artificial Intelligence Companies and Pre-Revenue Robotics & Artificial Intelligence Companies are subject to an individual weight cap of 8%.
Companies from the following countries were eligible for inclusion in the Index: Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States. For Chinese companies, to be eligible for inclusion, the China A-Shares must be accessible through the "connect programs" of local exchanges in China, namely the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program. In addition, ADRs and GDRs of companies incorporated or with primary listing in China are eligible for inclusion.
Additionally, effective immediately, the following risks are added to the Prospectus for the Fund in the summary section under the header “Principal Investment Risks” beginning on page 184:
Chinese Securities Risks— Although the economy of the People’s Republic of China (“China” or the “PRC”) has been in a state of transition from a government-planned socialist economy to a more market-oriented economy since the 1970s, the level of government involvement in China’s economy continues to distinguish it from other global markets as the majority of productive assets in China are owned (at different levels) by the PRC. Due to PRC government economic reforms during the last thirty years, China’s economy, as reflected in the value of Chinese issuers, has experienced significant growth. There can be no assurance, however, that the PRC government will continue to pursue such reforms.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. In addition, in recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
Laws and regulations in China are less well-developed and may not be enforced, and court decisions do not establish binding precedent. In addition, laws and regulations may change with little or no advance notice. Accordingly, there is little assurance about the effect of laws and regulations, including those regarding foreign investment in Chinese securities. The PRC government strictly regulates foreign currency transactions, effectively controlling the flow of capital into and out of China. The Chinese authorities can intervene in the operations and structure of Chinese companies.
The Chinese economy is export-driven and highly reliant on trade. China’s maintenance of relationships with its primary trading partners, such as the U.S., Japan, South Korea and countries in the European Union, is critical to the Chinese economy. Worsening trade, diplomatic and military relations between the U.S. and China could adversely impact Chinese securities, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China or investments in Chinese securities listed on U.S. stock exchanges. Securities of Chinese companies traded on U.S. stock exchanges also may be delisted in response to changing economic sanctions, foreign investment rules or other rules, regulations or determinations by the U.S. government. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. Reduction in spending on Chinese products and services, supply chain diversification, additional tariffs or other trade barriers, an economic slowdown or recession in countries that import significant goods from China would likely adversely impact Chinese issuers.
Inflation has historically been an issue in China, and the taxation of investments in China remains unsettled. Chinese issuers and the Fund, as an investor in such issuers, could be subject to retroactive taxation. There also remains a risk that assets or investments in China will be nationalized or expropriated. China’s securities markets can be more volatile than other global markets and issuers in them are not typically required to provide the same amount or quality of information, including financial information, as U.S. companies. Investors who are harmed as a result of the lack of (quality) information about Chinese issuers will generally have little to no recourse due to the lack of remedies available in China, and the difficulty of pursuing and enforcing remedies.
China has experienced security concerns, such as terrorism and strained international relations. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Additionally, China is alleged to have participated in cyberattacks against foreign countries and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on Chinese government or Chinese companies, may impact China’s economy and cause uncertainty in Chinese securities markets.
Special Risk Considerations Relating to Stock Connect Program- There are significant risks inherent in investing in China A-shares through “Connect Programs” of local stock exchanges in the PRC, namely the Shanghai-Hong Kong Stock Connect Program (“Shanghai Connect Program”) and the Shenzhen-Hong Kong Stock Connect Program (“Shenzhen Connect Program”). The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the ability of the Fund, counterparties or an underlying fund in which it invests to invest in A-Shares through the Stock Connect Programs or to enter into trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the other ETFs or counterparties are unable to add to or exit their positions. Only certain A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Program. Because each Stock Connect Program is still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Programs. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.
Investments in China A-Shares may not be covered by the securities investor protection programs of the relevant exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Programs, shareholders may not be able to exercise the rights of a shareholder and may be limited in their ability to pursue remedies and may suffer losses. Currently, foreign investors are exempt from paying capital gains or value-added taxes on income and gains from purchases and sales of securities through Stock Connect Programs; however, these rules could change, which could result in unexpected tax liabilities for the Fund, counterparties or an underlying fund in which it invests, which could result in additional tracking error and costs for the Fund.
Risks of Investing in Variable Interest Entities - For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as entities commonly-referred to as variable interest entities (“VIEs”). The Fund may invest in VIEs directly or indirectly through a swap contract or underlying fund. In a typical VIE structure, the onshore PRC-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure enables PRC companies in which the PRC government restricts foreign ownership to raise capital from foreign investors. The offshore entity’s contractual arrangements with the VIE permit the offshore entity to consolidate the VIE’s financial statements with its own for FASB accounting purposes and provide for economic exposure to the performance of the VIE. However, the offshore entity has no legal equity ownership of the VIE, and its abilities to control the activities of the VIE are limited. As a result, the VIE may engage in activities that negatively impact the investment value of the offshore company. While the VIE structure has been widely adopted, it is not formally or legally recognized under PRC law and therefore there is a risk that the PRC government could take actions that negatively impact VIEs. Investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. In addition, the PRC could subject a VIE to numerous sanctions, such as penalties, revoke business and operating licenses, invalidate or terminate contractual arrangements and/or force the forfeiture of ownership interests.
Special Risk Considerations Relating to QFI Investments Risk - The Fund’s ability to achieve its investment objective may depend in part on the ability of other funds in which the Fund invests or the Fund’s swap counterparties to obtain exposure to Chinese securities, despite foreign shareholder limits under the Qualified Foreign Investor (“QFI”) regime. A QFI license may be acquired to invest directly in domestic, onshore Chinese securities. To qualify for a QFI license, an applicant must meet certain requirements on asset management experience, assets under management, and firm capital.
Presently, there are a limited number of firms and potential counterparties that have QFI status. As a result, to the extent that counterparties require QFI status to provide exposure to A-shares, there may be a limited number of counterparties that are willing to enter into swap transactions linked to the performance of A-shares. If the Fund is unable to obtain sufficient leveraged exposure from counterparties, the Fund may not achieve its investment objective.
Also, effective immediately, the following risks are added to the Prospectus for the Fund under the heading “Additional Information Regarding Principal Risks” beginning on page 307:”
Chinese Securities Risk
The economy of the People’s Republic of China (“China” or the “PRC”) has been in a state of transition from a planned economy to a more market-oriented economy since the 1970s. Still, the majority of productive assets in China are owned by the PRC government at various levels. In recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. Under these reforms, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such reforms or growth will be sustained in the future. The Chinese economy is generally considered an emerging market, which is affected by economic and political conditions and policy in China and surrounding Asian countries.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan, South Korea and countries in the European Union, would adversely impact the Chinese economy and a Fund’s investments.
International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. For example, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity include purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies. In addition, international pressure has been placed on China related to Chinese trade policy, in particular with respect to forced technology transfers and weak intellectual property protections. Consequences of trading strains between China and importing nations may include a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and the failure of individual companies and/or segments of China’s export industry.
In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
Recent developments in relations between the United States and China have heightened the risks of investing in Chinese securities as the deteriorating relationship has resulted in additional and/or increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Chinese industries and issuers that rely on exports. Worsening trade, diplomatic and military relations between the U.S. and China could adversely impact Chinese securities, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China or investments in Chinese securities listed on U.S. stock exchanges. Securities of Chinese companies traded on U.S. stock exchanges also may be delisted in response to changing economic sanctions, foreign investment rules or other rules, regulations or determinations by the U.S. government. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. Reduction in spending on Chinese products and services, supply chain diversification, additional tariffs or other trade barriers, an economic slowdown or recession in countries that import significant goods from China would likely adversely impact Chinese issuers.
The U.S. government has imposed restrictions on U.S. investors’ ability to invest in certain Chinese issuers and has implemented a process to delist Chinese issuers that have listed their securities on U.S. securities exchanges but not complied with certain U.S. accounting requirements. Historically, issuers in China have been subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets. Therefore, all material information Chinese securities issuers may not be known or publicly available, and where it is available, it may not be reliable. Investors who are harmed as a result of the lack of (quality) information about Chinese issuers will generally not have recourse against such issuers due to the lack of remedies available in China, the difficulty of pursuing any remedies available, and the difficulty or even inability to enforce judgments obtained through courts in other countries, such as the United States.
China has experienced security concerns, such as terrorism and strained international relations. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Additionally, China is alleged to have participated in cyberattacks against foreign countries and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on Chinese government or Chinese companies, may impact China’s economy and cause uncertainty in Chinese securities markets.
Chinese Government Risk
The Chinese government has historically exercised substantial control over every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods maybe sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant and unpredictable effects on the economic conditions in China. The Chinese government may introduce new laws and regulations that may impact a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government.
Moreover, the Chinese government limits foreign investment in the securities of Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index.
In addition, As the Chinese government’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies and/or companies in the region.
From time to time, and as recently as 2022 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. These risks may be heightened to the extent China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other adverse impacts.
Chinese Markets Risk
The Chinese securities markets have a limited operating history compared to the U.S. and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to political, economic and regulatory developments in China, and investments in China may experience significant losses. In addition, the Chinese securities markets have historically been characterized by relatively frequent trading halts and low trading volume. As the Chinese securities markets are maturing, these conditions are improving. Nevertheless, Chinese securities may generally be regarded as less liquid and more volatile than the securities of U.S. issuers.
Investments in China may also be subject to positive or negative effects as a result of varied policies on expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest. There is relatively less regulation and monitoring of Chinese securities markets and of the activities of investors, brokers and other participants than in the United States, including with respect to insider trading, tender offers, stockholder proxies and disclosure of information.
The laws, regulations, including the investment regulations allowing Stock Connect investing and Qualified Foreign Investors (“QFIs”) to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the exposure to A-shares in a Fund’s portfolio.
Chinese Currency Risk
The Chinese government sets monetary policy and restricts the ability of both Chinese nationals and foreign investors to transfer monies into and out of China. The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, as well as the imposition of currency controls of other national or global political actors. The RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of RMB-denominated investments. There can be no assurance that the RMB will not be subject to devaluation and any devaluation of the RMB may adversely affect the value of Chinese securities.
Special Risk Considerations Relating to Stock Connect Program

Certain Funds’ ability to achieve their investment objective is dependent on the ability of other ETFs and counterparties to invest in A-Shares through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Program”) which currently includes the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. The Stock Connect Program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the other funds’ or counterparties’ ability to invest in A-Shares through the Stock Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the other ETFs or counterparties are unable to add to or exit their positions. Only certain A-Shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Program. Because the Stock Connect Program is still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Program will function properly or will continue to be adapted to changes and developments in both markets. Investments made through Stock Connect Programs are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. In the event that the relevant systems do not function properly, trading through the Stock Connect Program could be disrupted. The Stock Connect Program are is subject to regulations promulgated by regulatory authorities for both each of the exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Program in the future. Each of the foregoing could restrict the China Fund from selling its investments, adversely affect the value of its holdings and negatively affect the China Fund’s ability to meet shareholder redemptions.
may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Program, the a fund or counterparty may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent. Given that all trades through the Stock Connect Program must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Currently, foreign investors are exempt from paying capital gains or value-added taxes on income and gains from purchases and sales of securities through Stock Connect, however, these rules could change, which could result in substantial unexpected tax liabilities for other underlying funds in which the Fund invests or the Fund’s counterparties, which could result in additional tracking error or costs for the China Fund. In addition, an underlying fund may be liable to its adviser(s) for any Chinese tax that is imposed on the adviser(s) with respect to the fund’s investments in A-Shares. Should the Chinese government impose restrictions on an underlying fund's ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the fund may therefore be subject to fund-level US federal taxes.
Risks of Investing in Variable Interest Entities
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as entities commonly-referred to as variable interest entities (“VIEs”). In a typical VIE structure, the onshore PRC-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure enables PRC companies in which the PRC government restricts foreign ownership to raise capital from foreign investors. The offshore entity’s contractual arrangements with the VIE permit the offshore entity to consolidate the VIE’s financial statements with its own for FASB accounting purposes and provide for economic exposure to the performance of the VIE. However, the offshore entity has no legal equity ownership of the VIE, and its abilities to control the activities of the VIE are limited. As a result, the VIE may engage in activities that negatively impact the investment value of the offshore company. While the VIE structure has been widely adopted, it is not formally or legally recognized under PRC law and therefore there is a risk that the PRC government could take actions that negatively impact VIEs. Investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. In addition, the PRC could subject a VIE to numerous sanctions, such as penalties, revoke business and operating licenses, invalidate or terminate contractual arrangements and/or force the forfeiture of ownership interests.
The listed offshore entity’s benefits through its contractual arrangements over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE is deemed to breach the terms of the contractual arrangement (assuming the contractual arrangement is held to be valid under PRC laws), is subject to legal proceedings or if any physical instruments for authenticating documentation by the VIE, such as chops and seals, are used without the VIE’s authorization to enter into the contractual arrangements in the PRC. Chops and seals, which are carved stamps used to sign documents by PRC companies, represent a legally binding commitment by the PRC company. Moreover, any future PRC regulatory action may limit or prohibit the ability of the offshore entity to receive the economic benefits of the VIE, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss.
Special Risk Considerations Relating to QFI Investments Risk

Certain Funds’ ability to achieve their investment objective is dependent on the ability of underlying funds and swap counterparties to obtain exposure to PRC securities, despite foreign shareholder limits under the Qualified Foreign Investor (“QFI”) regime, which replaced the QFII and RQFII programs in 2020, to the extent that their investment strategy depends on such exposure. A QFI license may be acquired to invest directly in domestic, onshore Chinese securities. To qualify for a QFI license, an applicant must meet certain requirements on asset management experience, assets under management, and firm capital. In 2020, the PRC government simplified the cash repatriation and QFI application process and eliminated QFI quotas. As a result, entities registered with the appropriate Chinese regulator are no longer subject to quotas when investing in PRC securities but remain subject to foreign shareholder limits. In this regard, no single underlying foreign investor investing through a QFI may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIs may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company, subject to certain exceptions.
There is no assurance that PRC rules and regulations will not change, however, including retroactively, or that repatriation restrictions will not be imposed in the future. Changes to the current regime may have a material adverse impact on a Fund, including because swap counterparties will not enter into swaps that are linked to the performance of A-shares or because underlying funds in which the Fund invests limit or suspend creation unit activity or invest in securities that are not in the relevant Fund’s underlying index, adversely impacting its ability to achieve its investment objective.
Presently, there are a limited number of firms and potential counterparties that have QFI status or are willing and able to enter into swap transactions linked to the performance of A-shares. Accordingly, at times, a Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, a Fund’s shares could trade at a premium or discount to their NAV or the bid-ask spread of a Fund’s shares could widen. Under such circumstances, a Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
For more information, please contact the Fund at (866) 476-7523.

Please retain this Supplement with your Prospectus.